Exhibit 32.3

CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
OF SARBANES-OXLEY ACT OF 2002

I, the undersigned Daniel T. Phillips, President and Chief Executive Officer of FIRSTPLUS Financial Group, Inc. (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2007	/s/ Daniel T. Phillips
Daniel T. Phillips
President and Chief Executive Officer Principal Executive Officer